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                                                                    EXHIBIT 10.1


                                FOURTH AMENDMENT
                                       TO
                      REVOLVING LOAN AND SECURITY AGREEMENT


         THIS FOURTH AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of May 31, 2001 between FIRSTAR BANK, N.A., a national banking association and formerly known as Firstar Bank Milwaukee, N.A. ("Lender"), and FEATHERLITE, INC., a Minnesota Corporation ("Debtor"), is as follows:

                             PRELIMINARY STATEMENTS

         A. Lender and Debtor are parties to a Revolving Loan and Security Agreement dated September 24, 1998, as amended by a letter agreement dated February 8, 1999, by a letter agreement dated January 5, 2000, and by a Third Amendment dated as of March 31, 2001 (as amended, the "Loan Agreement"). Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Loan Agreement.

         B. Debtor has requested Lender to extend the Special Advance Termination Date from May 31, 2001 to June 30, 2001. Lender is willing to so extend the Special Advance Termination Date, as contemplated by the terms, and subject to the conditions, of this Amendment.

                             STATEMENT OF AMENDMENT

         In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Lender and Debtor hereby agree as follows:

1. Amendments to Loan Documents. Subject to the satisfaction of the conditions of this Amendment, the Loan Agreement is hereby amended as follows: subsection
(h) of Section 12 is hereby amended to substitute "June 30, 2001 for May 31, 2001: where May 31, 2001 appears therein. Debtor acknowledges that Lender is not making any commitment to provide any additional Special Advance Availability beyond June 30, 2001.

2. Participant's Consent. As a condition of this Amendment, the Participant, LaSalle Bank National Association, shall have consented to the terms and conditions of this Amendment.

3. Security. This Amendment is in no way intended, nor may it be construed, to impair, extinguish, or otherwise adversely affect the creation, attachment, perfection or priority of the existing security interests in, and other liens on, the collateral or other security (or any part thereof) granted to, or held by, Lender, which existing security interests and other liens (i) Debtor acknowledges, confirms and reaffirms to Lender and (ii) continue in full force and effect. Debtor acknowledges and agrees that the security

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interests and liens granted to Lender in the Collateral or other security held by Lender remain first and valid security interests and liens.

4. Other Documents. With the signing of this Amendment, Debtor will deliver to Lender (i) evidence satisfactory to Lender that this Amendment and the transaction contemplated hereby were duly authorized by the Board of Directors of Debtor and (ii) such other documents, instruments, and agreements deemed necessary or desirable by Lender to effect the amendments to Debtor's credit facilities with lender contemplated by this amendment.

5. Representations. To induce Lender to accept this Amendment, Debtor hereby represents and warrants to lender as follows:

         5.1 Debtor has full power and authority to enter into, and to perform it's obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

         5.2 This Amendment constitutes the legal, valid and binding obligations of Debtor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

         5.3 Debtor's representations and warranties contained in the Loan Agreement are complete and correct as of the date of this Amendment with the same effect as though these representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute events of default under, the Loan Agreement.

         5.4 No event of default has occurred and is continuing under the Loan Agreement.

6. Costs and Expenses. As a condition of this Amendment, Debtor will promptly on demand pay or reimburse Lender for the costs and expenses incurred by lender in connection with this Amendment, including, without limitation, attorneys' fees.

7. Release. Debtor hereby releases lender from any and all liabilities, damages and claims arising from or in any way related to the Obligations or the Loan documents, other than such liabilities, damages and claims which arise after the execution of this Amendment. The foregoing release does not release or discharge, or operate to waive performance by, Lender of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

8. Default. Any default by Debtor in the performance of Debtor's obligations under this Amendment shall constitute an event of default under the loan Agreement.

9. Continuing Effect of Loan Agreement. Except as expressly amended hereby, all of the provisions of the Loan Agreement are ratified and confirmed and remain in full force and effect.


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10. One Agreement; Reference; Fax Signature. The Loan Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to the Loan Agreement will be deemed to be references to the Loan Agreement as amended by this Amendment. This Amendment may be signed by facsimile signatures, and if so signed, (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

11. Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

12. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

13. Entire Agreement. This Amendment sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

14. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Wisconsin.

    IN WITNESS WHEREOF, Debtor has executed this Amendment to be effective as of the date set forth in the opening paragraph of this Amendment.

                                                      FEATHERLITE, INC.


                                                      By: /s/ Conrad Clement
                                                          ------------------
                                                      Name: Conrad Clement
                                                           -----------------
                                                      Title: President
                                                            ----------------

Accepted at Milwaukee, Wisconsin,
as of May 31, 2001


FIRSTAR BANK, N.A.


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